UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 April 4, 2002

Realco, Inc.
 (Exact name of registrant as specified in its charter)

New Mexico
 (State or other jurisdiction of incorporation)

            2-07552                                          85-0316176
     (Commission File Number)                     (IRS Employer Identification No.)

1650 University Blvd. N.E., Suite 5-100
        Albuquerque, New Mexico                                 87102
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:
 (505)242-4561

       N/A

 (Former name or former address, if changed since last report)

ITEM 5.  OTHER INFORMATION.

On  April 2, 2002, the  Registrant  announced  the  resignation  of James A. Arias, effective  March  31, 2002, as  President, CEO and  Director of the Registrant  and
the appointment of Edward S. Adams as President, CEO and Director of the Registrant
in his place.  Additional  information  is set forth on the press release issued by the Registrant and attached as Exhibit 99.1

ITEM 5. OTHER INFORMATION.

 (c)     Exhibits.

        99.1    Press Release dated April 2, 2002.

NEWS RELEASE

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------
                                                                   April 2, 2001

FOR FURTHER INFORMATION CONTACT:
-------------------------------
Edward S. Adams
President and Chief Executive Officer
Realco Inc.
763-923-2260

Realco Inc. Announces Appointments

                        ------------------------------------

Albuquerque,  New Mexico, April 2, 2002 - Realco Inc. (RLCO) today announced the appointment of Edward S. Adams to President and CEO,  succeeding James A. Arias, a founder of the Company who had served as President, CEO and Director since its inception  in 1983.  Mr.  Arias has agreed to  continue  to serve the Company in various consulting  capacities.  "We appreciate the important  contributions Mr.
Arias has made in the  growth  of the  Company,"  said  Adams,  adding  that "we welcome and look forward to his ongoing consulting services with the Company."

Mr. Adams, a Director of the Company,  graduated cum laude with a JD degree from the  University of Chicago Law School where he served as managing  editor of the
University of Chicago Law Review.  Following his  graduation,  Mr. Adams clerked for Judge J. Harvie Wilkinson, III of the United States Court of Appeals for the
Fourth  Circuit  and  worked in the  Chicago  office of Latham  and  Watkins,  a prominent  international law firm with 20 offices and 1,400 attorneys  worldwide serving  the needs of  Fortune  500  clients.  During  his  tenure at Latham and
Watkins and his  subsequent  positions as of counsel at  Fredrikson  & Byron,  a prominent law firm in Minneapolis, MN, and as a principal at Jon Adams Financial
Co.,  L.L.P., a regional  boutique merger and  acquisitions  firm, Mr. Adams was involved  in  transactions  and gained  extensive  experience  in the public and private offerings of equity and debt;  mergers and acquisitions of publicly- and
closely-held   corporations;   loan  restructurings;   receivables   financings;
structured finance;  commercial  transactions;  and bankruptcy  liquidations and reorganizations. Mr. Adams has over $1 billion of transactional experience as an attorney,  financial  advisor and consultant,  and principal,  and is a 1997 MBA with  highest  honors  graduate  of the  Carlson  School  of  Management  at the
University of Minnesota.

Equity  Securities,  a  division  of  the  Company,  today  also  announced  the appointment of Daniel A. Halpern as Senior Vice  President,  Corporate  Finance.
Mr.  Halpern  will assume a lead role in the  Company's  expansion  plans.  Most recently,  Mr. Halpern served as Managing  Director of Midwest  Capital Group, a corporate finance and business development consulting firm based in Minneapolis.
Previously,  he served in business  development,  finance,  sales and  marketing roles with healthcare and technology  companies,  including U.S. General Manager and Director,  Investor Relations for Elron Electronic Industries Ltd. (ELRN), a
technology-based industrial holding company headquartered in Israel. Mr. Halpern holds an MBA  degree  in  finance  from New York  University's  Stern  School of
Business and a BA degree from the University of Michigan.
"We are  thrilled  that Dan  Halpern is joining  the firm to play a lead role in building our corporate finance and investment  banking  activities,"  stated Mr.
Adams.  Mr.  Halpern  added "this is an incredible  opportunity  to leverage the firm's  considerable  strengths  in  selected  sectors  and  build a  profitable boutique investment banking and asset management firm."
The Company is an integrated real estate and financial  services company,  which
provides  a  wide  range  of  products  and  services  to  clients   within  the
Albuquerque,  New Mexico and  Minneapolis,  Minnesota  metropolitan  areas.  The
Company's  operations  are  grouped  into  four  principal  segments--residential construction and land  development,  commercial real estate brokerage  services,
commercial   construction,   and  financial  services.   Equity  Securities,   a
wholly-owned  subsidiary  of the  Company,  has a  twenty-five  year plus record serving the  corporate  finance  needs of companies  and investors in a range of industries.

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Certain information included in this release and Company filings  (collectively, the "SEC  filings")  under  the  Securities  Act of 1933,  as  amended,  and the
Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing  between  the dates of such SEC  filings)  contains  or may contain forward looking information that is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from expected results.  Among these risks,  trends and  uncertainties  are matters relating to national and local economic  conditions and the effect of government  regulation on the Company.

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                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                   REALCO, INC.
                                   (Registrant)

Date: April 4, 2002                By:    /s/ Edward S. Adams
                                       --------------------------------
                                   Name:  Edward S. Adams
                                   Title: President and CEO